DELAWARE(SM)
INVESTMENTS
-----------

Delaware Growth Opportunities Fund

Growth of Capital

(ILLUSTRATION OMITTED)

2000 ANNUAL REPORT

TABLE OF CONTENTS
-----------------
Letter to Shareholders                   1
Portfolio Management
Review                                   3
Performance Summary                      5
Financial Statements
  Statement of Net Assets                6
  Statement of Operations                8
  Statements of Changes in
  Net Assets                             9
  Financial Highlights                  10
  Notes to Financial
  Statements                            13
  Report of Independent
  Auditors                              16


A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

A Commitment To Our Investors

Experienced
[ ] Our seasoned investment professionals average more than 11 years'
    experience.
[ ] We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a full range of economic and market environments.

Disciplined
[ ] We follow strict investment policies and clear buy/sell guidelines.
[ ] We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent
[ ] We clearly articulate our investment policies and follow them consistently.
[ ] Our commitment to consistency has earned us the confidence of discriminating institutional and individual investors to manage more than $44 billion in assets as of September 30, 2000.

Comprehensive

[ ] We offer more than 70 mutual funds in these asset classes.
    o Large-cap equity               o High-yield bonds
    o Mid-cap equity                 o Investment grade bonds
    o Small-cap equity               o Municipal bonds (23 single-state funds)
    o International equity           o International fixed-income
    o Balanced

[ ] Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.
(C)Delaware Distributors, L.P.

"...WE BELIEVE THE

OUTLOOK REMAINS BRIGHT

FOR MANY GROWING

U.S. COMPANIES."


Dear Shareholder

November 6, 2000

Recap of Events - The record-setting expansion of the U.S. economy has continued in 2000, yet the U.S. equities markets have cooled considerably after strong performance in recent years. Volatility in the markets has been running high, and the broad market for U.S. equities is struggling toward its most disappointing calendar year since 1994. After strong performance in late 1999 and early 2000, stock market indexes gave up significant ground in the spring and have been volatile ever since. Major indexes such as the Dow Jones Industrial Average, the S&P 500, and the Nasdaq Composite are in negative territory year-to-date through September 30th.

There are several reasons for the volatility. Recently, disappointing earnings announcements by one company have often been followed by brief, but sharp, declines in whole sectors. The rising cost of oil has analysts concerned that the pace of economic activity may slow, causing consumers to reduce spending, especially for low-end retail products.

There is also concern on the part of investors and analysts over stock valuations for companies that play roles in the New Economy. In recent months, we've begun to see increased focus on corporate fundamentals such as earnings and questions about the long-term sustainability of corporate growth. We believe this trend is positive, as it has been helping to move stocks toward fair values.

Delaware Growth Opportunities Fund, consistent with its investment strategy, focuses on earnings as a major part of its stock selection process. Your Fund invests in growth stocks -- companies that we believe offer significant potential for future growth. When selecting stocks for Delaware Growth Opportunities Fund, we look for companies that have a solid earnings track record and new ways for sustaining and growing revenues.

Your Fund returned +77.02% during the fiscal year ended September 30, 2000 (Class A shares at net asset value with distributions reinvested), outperforming both the Lipper Multi-Cap Growth Fund Average (+53.43%) and the benchmark

Total Return
For the Period Ended September 30, 2000                      One Year
--------------------------------------------------------------------------------
Delaware Growth Opportunities Fund Class A                   +77.02%*
--------------------------------------------------------------------------------
Russell Midcap(R)Growth Index                                +60.37%
Lipper Multi-Cap Growth Fund Average                         +53.43% (531 funds)
--------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of dividends and capital gains. Performance information for all Fund classes can be found on page 5. The Russell Midcap Growth Index is an unmanaged index that generally measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper category represents the average returns of multi-capitalization mutual funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance does not guarantee future results.

*The total return for the fiscal year ended September 30, 2000 was unusually high and cannot be sustained. Investors should be aware that such returns were achieved during extraordinarily favorable market conditions.

Russell Midcap Growth Index (+60.37%). The Fund's strong performance can be attributed, in part, to its higher percentage of holdings, relative to its benchmark, in a number of technology stocks that saw significant appreciation during the year.

Generally, investors in growth stocks have fared quite well in recent years. A strong U.S. economy, the growth of the Internet, and a general upswing in old-fashioned entrepreneurism have all contributed to what has been a fertile landscape for growth companies during the last half-decade. While we believe the outlook remains bright for many growing U.S. companies, it is important to keep in mind that the strong double-digit returns posted by your Fund and some of its peers over the last year cannot be sustained. Sectors or investment styles that are performing well today may struggle tomorrow. The strong performance achieved by your Fund and other funds in the Lipper Multi-Cap Growth Funds class over the past year, for example, often came during the first half of the period. During this time, conditions in the market were considerably more favorable than they have been in recent months, especially for technology stocks.

Market Outlook - One year ago, our outlook for the U.S. stock market was for a return to normalcy -- that is, a resumption of stock returns that are closer to averages of about 11% annually. We think that the events of the past 12 months have set such a trend in motion. We also expect market volatility to continue, but believe that your Fund is well-positioned to take advantage of growth investment opportunities that arise in the market.

Since it is impossible to predict the short-term direction of the markets with any real accuracy, we recommend that investors continue to rely on basic, sound principles of investing. These include sticking to a regular investment plan, diversifying your assets, and keeping a long-term outlook, as well as considering your own risk tolerance and financial goals. For help in balancing such considerations, contact your financial adviser.

On the pages that follow, Delaware Growth Opportunities Fund manager, Jerry Frey, discusses your Fund's performance over the past year and provides his outlook on the equities market. As always, we thank you for remaining committed to Delaware Investments.

Sincerely,

/s/ Wayne A. Stork                        /s/ David K. Downes

Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

Gerald S. Frey
Senior Portfolio Manager

November 6, 2000


"DURING THE PERIOD,

TECHNOLOGY WAS OUR

LARGEST SECTOR

WEIGHTING."


PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Fund's Results

The fiscal year ending September 30, 2000 was one marked by extreme periods of volatility. Growth-oriented indexes posted exceptional returns in the last quarter of 1999, and this performance continued until mid-March of 2000. The Federal Reserve Board continued its campaign of raising interest rates, implementing three additional rate hikes during our fiscal year. As these hikes began having their desired effect of slowing the economy to a more sustainable rate, growth stocks experienced substantial declines during April and May 2000. Returns see-sawed during the final four months of the fiscal year, with strong increases in June and August followed by negative returns in July and September.

Mid-capitalization stocks were the best performing segment of the overall market during this period, as many investors turned their focus away from the large-capitalization stocks that had led the market during much of 1999. The Russell Midcap Growth Index posted a 60.37% return for the one-year period ending September 30, 2000, compared to the Russell 2000 Growth Index's 29.66% return and the Russell 1000 Growth Index's 23.41% return. In this environment, our mid-capitalization portfolio performed well on both an absolute and relative basis, posting a return almost 17 percentage points higher than that of its Russell Midcap Growth benchmark.

Portfolio Highlights

During the period, technology was our largest sector weighting, and this sector contained many of the strongest contributors to the Fund's performance. Network Appliance, Ciena, and PMC-Sierra were our three best performing stocks during the year, with each delivering a return of more than 300%. Network Appliance designs, manufactures, markets and supports high-performance network data storage devices, and has reported three consecutive quarters with greater-than-100% sales increases. Ciena designs and manufactures systems for optical telecommunications networks. During the past year, the company has announced several agreements to supply its systems to telecommunications providers worldwide. PMC-Sierra designs, develops, markets, and supports high-performance semiconductor networking solutions. Its stock has appreciated during the year largely as the result of its reporting a doubling of earnings for four consecutive quarters.

We remain attracted to business services, with Fiserv (up 75%) our biggest contributor in this sector. Fiserv, a provider of data processing and information management products and services to financial institutions, experienced double-digit sales and earnings growth during the year as a result of increased spending by financial institutions and increased trading volumes.

Delaware Growth Opportunities Fund
Sector Allocation

As of September 30, 2000

Telecommunications 10.01%
Business Services 5.20%
Leisure, Lodging & Entertainment 4.54%
Healthcare & Pharmaceuticals 3.28%
Cable, Media & Publishing 3.16%
Consumer Products 2.81%
Computers and Technology 21.65%
Cash & Other Assets 10.01%
Retail 10.90%
Banking, Finance & Insurance 12.25%
Electronics & Electrical Equipment 16.19%

(Graphic Omitted)

Relative to the benchmark Russell Midcap Growth Index, we had a higher percentage of consumer-oriented stocks. Kohl's (up 74%) and Bed Bath & Beyond Inc. (up 40%) were our two best-performing stocks in this sector. Kohl's, a department store chain with locations in the Midwest and Mid-Atlantic regions of the U.S., continued to profitably open new stores while increasing sales in their existing stores. Bed Bath & Beyond Inc. is a nationwide chain of "superstores" selling predominantly better quality domestic merchandise and home furnishings. Its stock has also risen based on its ability to consistently grow sales both by opening new stores and increasing sales from existing stores.

SI Technologies and Checkfree Corporation were two of our poorest performing stocks during the year, down 69% and 55%, respectively. SI Technologies is a provider of applications enabling financial institutions to offer secure Internet services and transactions, while Checkfree Corporation is a provider of electronic commerce services, institutional portfolio management services, and financial application software. Each company failed to deliver expected sales and earnings growth during the year and we have sold both stocks as a result of reduced growth expectations.

Outlook

Looking forward, it is our opinion that the market will continue its emphasis on earnings growth, rewarding those companies that exhibit continued growth and penalizing those that fall short of expectations. In this investment environment, we will continue our focus on selecting companies that have strong earnings outlooks and are the recognized leaders of their respective industries.

Top 10 Holdings
As of September 30, 2000
Company                                                 Percentage of Net Assets
--------------------------------------------------------------------------------
Extreme Networks                                                   4.8%
--------------------------------------------------------------------------------
Veritas Software                                                   4.5%
--------------------------------------------------------------------------------
Network Appliance                                                  4.5%
--------------------------------------------------------------------------------
PMC-Sierra                                                         4.1%
--------------------------------------------------------------------------------
Xilinx                                                             3.4%
--------------------------------------------------------------------------------
Ciena                                                              3.3%
--------------------------------------------------------------------------------
JDS Uniphase                                                       3.2%
--------------------------------------------------------------------------------
Kohls                                                              3.0%
--------------------------------------------------------------------------------
PerkinElmer                                                        2.9%
--------------------------------------------------------------------------------
i2 Technologies                                                    2.8%
--------------------------------------------------------------------------------

FUND BASICS
-----------

Fund Objective
The Fund seeks long-term capital growth.

Total Fund Assets
As of September 30, 2000
$1.22 billion

Number of Holdings
56

Fund Start Date
March 27, 1986

Your Fund Manager
Gerald S. Frey leads the Delaware Investments growth team. He holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York, where he managed technology-related stocks. Previously, he was a Vice President at Chase Investors Management Corporation.

Nasdaq Symbols
Class A  DFCIX
Class B  DFBIX
Class C  DEEVX


DELAWARE GROWTH OPPORTUNITIES FUND PERFORMANCE


Growth of a $10,000 Investment
September 30, 1990 through September 30, 2000


             Russell Midcap Growth Index           Delaware Growth Opportunities Fund Class A
             ---------------------------           ------------------------------------------
Sep. 90
Sep. 91
Sep. 92
Sep. 93
Sep. 94                            (TO COME)
Sep. 95
Sep. 96
Sep. 97
Sep. 98
Sep. 99
Sep. 00


Chart assumes $10,000 invested on September 30, 1990 and includes the effect of a 5.75% sales charge and the reinvestment of all dividends and capital gains. Performance of other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each successive month.

Average Annual Total Returns
Through September 30, 2000         Lifetime     10 Years    Five Years  One Year
--------------------------------------------------------------------------------
Class A (Est. 3/27/86)
   Excluding Sales Charge           +23.50%     +20.75%      +25.10%     +77.02%
   Including Sales Charge           +23.00%     +20.04%      +23.63%     +66.82%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
   Excluding Sales Charge           +23.76%                  +24.24%     +75.81%
   Including Sales Charge           +23.76%                  +24.07%     +70.81%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge           +25.16%                              +75.77%
   Including Sales Charge           +25.16%                              +74.77%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Please keep in mind that high double-digit returns are very unusual and cannot be sustained. Investors should be aware that such returns were achieved during extraordinarily favorable market conditions. Current performance may be lower than the performance shown. Please call 1-800-523-1918 or visit us at www.delawareinvestments.com for current performance figures.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime, 10-year, five-year and one-year periods ended September 30, 2000 for Delaware Growth Opportunities Fund's Institutional Class shares were +23.71%, +21.04%, +25.48% and +77.55%, respectively. The Institutional Class shares were originally made available without sales charges only to certain eligible institutional accounts on November 9, 1992. Institutional Class performance prior to that date is based on Class A performance and was adjusted to eliminate sales charges, but not the asset-based distribution charge of Class A shares.

Nasdaq Symbol Institutional Class: DFDIX

Statement of Net Assets

DELAWARE GROWTH OPPORTUNITIES FUND
----------------------------------

                                                        Number of   Market
September 30, 2000                                      Shares      Value
--------------------------------------------------------------------------------
  Common Stock - 94.73%
  Banking, Finance & Insurance - 12.25%
  Ambac Financial ..................................    180,300   $   13,206,975
  Banknorth ........................................    246,000        4,397,250
  Capital One Financial ............................    348,500       24,416,781
+*Compucredit ......................................    352,600       19,778,656
  Heller Financial .................................    717,800       20,502,163
 *John Hancock Financial Services ..................    328,100        8,817,688
+*Knight Trading ...................................    352,400       12,686,400
  Lehman Brothers ..................................     57,300        8,466,075
  Mellon Financial .................................    269,900       12,516,613
  Zions Bancorp ....................................    487,500       24,931,055
                                                                  --------------
                                                                     149,719,656
                                                                  --------------
  Basic Industry & Capital Goods - 2.91%
 +PerkinElmer ......................................    340,100       35,497,938
                                                                  --------------
                                                                      35,497,938
                                                                  --------------
Business Services - 5.20%
  Cintas ...........................................    360,700       15,712,994
 *Convergys ........................................    631,300       24,541,788
 *Fiserv ...........................................    388,200       23,243,475
                                                                  --------------
                                                                      63,498,257
                                                                  --------------
  Cable, Media & Publishing - 3.16%
 *Clear Channel Communications .....................    360,600       20,373,900
 *Hispanic Broadcasting ............................    362,200       10,096,325
+*Lamar Advertising ................................    214,700        8,131,763
                                                                  --------------
                                                                      38,601,988
                                                                  --------------
  Computers & Technology - 21.65%
 *Aether Systems ...................................    175,300       18,494,150
 *BroadVision ......................................    398,700       10,191,769
 *Extreme Networks .................................    513,900       58,841,550
+*i2 Technologies ..................................    183,655       34,354,963
 *Network Appliance ................................    430,100       54,783,988
 *Peregrine Systems ................................    868,800       16,452,900
 *SunGard Data Systems .............................    369,800       15,832,063
+*Veritas Software .................................    391,050       55,529,100
                                                                  --------------
                                                                     264,480,483
                                                                  --------------
  Consumer Products - 2.81%
+*Gemstar International ............................    393,600       34,317,000
                                                                  --------------
                                                                      34,317,000
                                                                  --------------
  Electronics & Electrical Equipment - 16.19%
 *Altera ...........................................    545,000       26,023,750
+*Globespan ........................................    112,100       13,676,200
 *JDS Uniphase .....................................    416,520       39,439,238
 *PMC  - Sierra ....................................    231,300       49,787,325
  Tektronix ........................................    348,400       26,761,475
 *Xilinx ...........................................    491,300       42,067,563
                                                                  --------------
                                                                     197,755,551
                                                                  --------------

                                                        Number of   Market
                                                        Shares      Value
--------------------------------------------------------------------------------
  Common Stock (continued)
  Energy - 0.83%
 *Southern Energy ..................................    325,100   $   10,200,013
                                                                  --------------
                                                                      10,200,013
                                                                  --------------
  Food, Beverage & Tobacco - 1.00%
 *Starbucks ........................................    306,400       12,275,150
                                                                  --------------
                                                                      12,275,150
                                                                  --------------
  Healthcare & Pharamceuticals - 3.28%
 *Genentech ........................................     87,100       16,173,381
 *Invitrogen .......................................    143,300       10,192,213
+*Sepracor .........................................     61,200        7,508,475
 *United Therapeutics Restricted ...................     81,000        6,252,861
                                                                  --------------
                                                                      40,126,930
                                                                  --------------
  Leisure, Lodging & Entertainment - 4.54%
 *Brinker International ............................    730,800       22,015,350
   Darden Restaurants ..............................    360,000        7,492,500
 *Jack in the Box ..................................    479,900       10,287,856
 *Outback Steakhouse ...............................    424,900       11,525,413
+*Six Flags ........................................    265,600        4,116,800
                                                                  --------------
                                                                      55,437,919
                                                                  --------------
  Retail - 10.90%
 *Bed Bath & Beyond ................................  1,197,200       29,200,456
 *Best Buy .........................................    258,600       16,453,425
  Dollar General ...................................    289,100        4,842,425
 *Dollar Tree ......................................    511,900       20,763,944
  Intimate Brands ..................................    895,000       16,725,313
 *Kohl's ...........................................    634,300       36,591,181
 *Staples ..........................................    609,800        8,651,538
                                                                  --------------
                                                                     133,228,282
                                                                  --------------
  Telecommunications - 10.01%
+*American Tower  - Class A ........................    606,200       22,846,163
+*CIENA ............................................    327,000       40,159,688
 *Finisar ..........................................    295,100       14,275,463
+*McLeodUSA Class A ................................  1,333,600       19,087,150
+*Nextlink Communications ..........................    414,500       14,585,211
+*Oni Systems ......................................    131,100       11,315,569
                                                                  --------------
                                                                     122,269,244
                                                                  --------------
  Total Common Stock
  (cost $674,324,940) ..............................               1,157,408,411
                                                                  --------------

                                                Principal          Market
Delaware Growth Opportunities Fund              Amount             Value
--------------------------------------------------------------------------------
  Repurchase Agreements - 7.86%
  With Chase Manhattan 6.40% 10/2/00
    (dated 9/29/00, collateralized by
    $37,296,000 U.S. Treasury Notes
    4.75% due 2/15/04, market value
    $36,218,450). ............................  $35,294,000      $   35,294,000
  With J.P. Morgan Securities 6.40%
    10/2/00 (dated 9/29/00, collateralized
    by $14,446,000 U.S. Treasury Notes
    6.625% due 4/30/02, market
    value $14,954,349). ......................   14,641,000          14,641,000
  With  PaineWebber 6.50% 10/2/00
    (dated 9/29/00, collateralized by
    $168,000 U.S. Treasury Notes 5.75%
    due 10/31/00, market value
    $171,541 and $7,320,000 U.S. Treasury
    Notes 4.625% due 12/31/00, market
    value $7,369,859  and $7,320,000
    U.S. Treasury Notes 6.25% due
    1/31/02, market value $7,401,912) ........   14,641,000          14,641,000
  With Prudential Securities 6.50%
    10/2/00 (dated 9/29/00, collateralized
    by $25,661,000 U.S. Treasury Notes
    12.375% due 5/15/04, market
    value $32,131,916). ......................   31,478,000          31,478,000
                                                                 --------------
  Total Repurchase Agreements
    (cost $96,054,000) .......................                       96,054,000
                                                                 --------------
  Total Market Value of
    Securities - 102.59%
    (cost $770,378,940) ......................                    1,253,462,411
  Liabilities Net of Receivables and
    Other Assets - (2.59%) ...................                      (31,681,400)
                                                                 --------------
  Net Assets Applicable to 30,602,791
    Shares Outstanding  - 100.00% ............                   $1,221,781,011
                                                                 ==============
  Net Asset Value - Delaware Growth
    Opportunities Fund A Class
    ($1,086,471,729 / 27,114,185
    Shares) ..................................                           $40.07
                                                                         ------
  Net Asset Value - Delaware Growth
    Opportunities Fund B Class
    ($79,335,128 / 2,114,504 Shares) .........                           $37.52
                                                                         ------
  Net Asset Value - Delaware Growth
    Opportunities Fund C Class
    ($15,554,565 / 407,376 Shares) ...........                           $38.18
                                                                         ------
  Net Asset Value - Delaware Growth
    Opportunities Fund Institutional Class
    ($40,419,589 / 966,726 Shares) ...........                           $41.81
                                                                         ------
----------------------
+Security is partially or fully on loan.
*Non-income producing security for the year ended September 30, 2000.

Components of Net Assets at September 30, 2000:
Shares of beneficial interest (unlimited
  authorization - no par) ....................                     $480,473,063
Accumulated net realized gain
  on investments .............................                      258,224,477
Net unrealized appreciation
  of investments .............................                      483,083,471
                                                                 ---------------
Total net assets .............................                   $1,221,781,011
                                                                 ===============
Net Asset Value and Offering Price
  per Share - Delaware Growth
  Opportunities Fund
Net asset value A Class (A) ..................                           $40.07
Sales charge (5.75% of offering or 6.09%
  of the amount invested per share) (B) ......                             2.44
                                                                         ------
Offering price ...............................                           $42.51
                                                                         ------
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares. (B) See the current prospectus for purchases of $50,000 or more.
See accompanying notes

Statement of Operations



Year Ended September 30, 2000                                                               Delaware Growth Opportunities Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest ...........................................................................   $2,112,590
Dividends ..........................................................................      957,055
Other income .......................................................................      527,331                      $  3,596,976
                                                                                       ----------                      ------------
Expenses:
Management fees ....................................................................    7,631,003
Distribution expenses ..............................................................    3,432,919
Dividend disbursing and transfer agent fees and expenses ...........................    1,572,916
Accounting and administration expenses .............................................      442,325
Reports and statements to shareholders .............................................      337,899
Registration fees ..................................................................       65,668
Professional fees ..................................................................       49,860
Taxes (other than taxes on income) .................................................       46,372
Custodian fees .....................................................................       39,466
Trustees' fees .....................................................................       20,685
Other ..............................................................................       42,914                        13,682,027
                                                                                        ---------

Less expenses paid indirectly ......................................................                                        (28,920)
                                                                                                                       ------------

Total expenses .....................................................................                                     13,653,107
                                                                                                                       ------------

Net Investment Loss ................................................................                                    (10,056,131)
                                                                                                                       ------------

Net Realized and Unrealized Gain on Investments:
Net realized gain on investments ...................................................                                    285,934,911
Net change in unrealized appreciation/depreciation of investments ..................                                    256,890,771
                                                                                                                       ------------

Net Realized and Unrealized Gain on Investments ....................................                                    542,825,682
                                                                                                                       ------------

Net Increase in Net Assets Resulting from Operations ...............................                                   $532,769,551
                                                                                                                       ============

                             See accompanying notes

Statements of Changes in Net Assets


                                                                                               Delaware Growth Opportunities Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Year Ended
                                                                                               9/30/00                    9/30/99
Increase (Decrease) In Net Assets from Operations:
Net investment loss ...............................................................        $  (10,056,131)            $  (6,203,065)
Net realized gain on investments ..................................................           285,934,911               134,801,378
Net change in unrealized appreciation/depreciation of investments .................           256,890,771               119,004,716
                                                                                           ----------------------------------------
Net increase in net assets resulting from operations ..............................           532,769,551               247,603,029
                                                                                           ----------------------------------------

Distributions to Shareholders from:
Net realized gain on investments:
  A Class .........................................................................          (122,411,599)              (97,254,365)
  B Class .........................................................................            (5,904,479)               (3,479,402)
  C Class .........................................................................            (1,173,935)                 (685,495)
  Institutional Class .............................................................            (3,984,869)              (15,667,174)
                                                                                           ----------------------------------------
                                                                                             (133,474,882)             (117,086,436)
                                                                                           ----------------------------------------

Capital Share Transactions:
Proceeds from shares sold:
  A Class .........................................................................           147,361,693               144,292,480
  B Class .........................................................................            38,612,116                 8,914,905
  C Class .........................................................................            10,674,870                 2,223,105
  Institutional Class .............................................................            19,674,932                20,024,079

Net asset value of shares issued upon reinvestment of distributions:
  A Class .........................................................................           112,379,223                88,851,156
  B Class .........................................................................             5,683,440                 3,346,585
  C Class .........................................................................             1,146,846                   677,133
  Institutional Class .............................................................             3,655,878                15,667,174
                                                                                           ----------------------------------------
                                                                                              339,188,998               283,996,617
                                                                                           ----------------------------------------

Cost of shares repurchased:
  A Class .........................................................................          (188,506,820)             (258,668,637)
  B Class .........................................................................            (9,581,577)               (7,313,282)
  C Class .........................................................................            (5,898,225)               (1,292,835)
  Institutional Class .............................................................           (14,298,558)             (129,635,573)
                                                                                           ----------------------------------------
                                                                                             (218,285,180)             (396,910,327)
                                                                                           ----------------------------------------

Increase (decrease) in net assets derived from capital share transactions .........           120,903,818              (112,913,710)
                                                                                           ----------------------------------------
Net Increase In Net Assets                                                                    520,198,487                17,602,883

Net Assets:
Beginning of period ...............................................................           701,582,524               683,979,641
                                                                                           ----------------------------------------
End of period .....................................................................        $1,221,781,011             $ 701,582,524
                                                                                           ========================================

                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                            Delaware Growth Opportunities Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                                    9/30/00       9/30/99       9/30/98       9/30/97       9/30/96
Net asset value, beginning of period ..........................     $26.350       $22.470       $30.450       $30.740       $28.870

Income (loss) from investment operations:
   Net investment loss(1) .....................................      (0.324)       (0.204)       (0.237)       (0.234)       (0.208)
   Net realized and unrealized gain (loss) on investments .....      19.064         8.014        (1.873)        3.534         5.618
                                                                    ---------------------------------------------------------------
   Total from investment operations ...........................      18.740         7.810        (2.110)        3.300         5.410
                                                                    ---------------------------------------------------------------
Less distributions:
   Distributions from net realized gain on investments ........      (5.020)       (3.930)       (5.870)       (3.590)       (3.540)
                                                                    ---------------------------------------------------------------
   Total distributions ........................................      (5.020)       (3.930)       (5.870)       (3.590)       (3.540)
                                                                    ---------------------------------------------------------------

Net asset value, end of period ................................     $40.070       $26.350       $22.470       $30.450       $30.740
                                                                    ===============================================================

Total return(2) ...............................................      77.02%        38.64%        (8.28%)       12.44%        21.09%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ....................  $1,086,472      $649,052      $566,734      $770,207      $923,248
   Ratio of expenses to average net assets ....................       1.25%         1.37%         1.40%         1.36%         1.35%
   Ratio of net investment loss to average net assets .........      (0.91%)       (0.83%)       (0.92%)       (0.86%)       (0.74%)
   Portfolio turnover .........................................        123%          114%          115%          105%           72%

------------------------------------------------------------------------------------------------------------------------------------

                                                                                   Delaware Growth Opportunities Fund B Class
                                                                                                 Year Ended
                                                                    9/30/00       9/30/99       9/30/98       9/30/97       9/30/96
Net asset value, beginning of period                                $25.060       $21.680       $29.750       $30.300       $28.680

Income (loss) from investment operations
   Net investment loss(1) .....................................      (0.545)       (0.367)       (0.408)       (0.418)       (0.400)
   Net realized and unrealized gain (loss) on investments .....      18.025         7.677        (1.792)        3.458         5.560
                                                                    ---------------------------------------------------------------
   Total from investment operations ...........................      17.480         7.310        (2.200)        3.040         5.160
                                                                    ---------------------------------------------------------------
Less distributions:
   Distributions from net realized gain on investments ........      (5.020)       (3.930)       (5.870)       (3.590)       (3.540)
                                                                    ---------------------------------------------------------------
   Total distributions ........................................      (5.020)       (3.930)       (5.870)       (3.590)       (3.540)
                                                                    ---------------------------------------------------------------

Net asset value, end of period ................................     $37.520       $25.060       $21.680       $29.750       $30.300
                                                                    ===============================================================

Total return(2) ...............................................      75.81%        37.67%        (8.92%)       11.64%        20.27%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ....................     $79,335       $26,941       $18,470       $20,706       $13,239
   Ratio of expenses to average net assets ....................       1.95%         2.07%         2.10%         2.06%         2.05%
   Ratio of net investment loss to average net assets .........      (1.61%)       (1.53%)       (1.62%)       (1.56%)       (1.44%)
   Portfolio turnover .........................................        123%          114%          115%          105%           72%

----------------------
(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                            Delaware Growth Opportunities Fund C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Period
                                                                                                                         11/29/95(1)
                                                                                         Year Ended                           to
                                                                       9/30/00      9/30/99      9/30/98      9/30/97      9/30/96
Net asset value, beginning of period ..............................    $25.440      $21.950      $30.050      $30.570      $28.880

Income (loss) from investment operations:
   Net investment loss(2) .........................................     (0.552)      (0.369)      (0.411)      (0.421)      (0.359)
   Net realized and unrealized gain (loss) on investments .........     18.312        7.789       (1.819)       3.491        5.589
                                                                        -----------------------------------------------------------
   Total from investment operations ...............................     17.760        7.420       (2.230)       3.070        5.230
                                                                        -----------------------------------------------------------
Less distributions:
   Distributions from net realized gain on investments ............     (5.020)      (3.930)      (5.870)      (3.590)      (3.540)
                                                                        -----------------------------------------------------------
   Total distributions ............................................     (5.020)      (3.930)      (5.870)      (3.590)      (3.540)
                                                                        -----------------------------------------------------------

Net asset value, end of period ....................................    $38.180      $25.440      $21.950      $30.050      $30.570
                                                                        ===========================================================

Total return(3) ...................................................     75.77%       37.65%       (8.89%)      11.64%       20.38%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ........................    $15,555       $5,945       $3,576       $3,385       $1,947
   Ratio of expenses to average net assets ........................      1.95%        2.07%        2.10%        2.06%        2.05%
   Ratio of net investment loss to average net assets .............     (1.61%)      (1.53%)      (1.62%)      (1.56%)      (1.44%)
   Portfolio turnover .............................................       123%         114%         115%         105%          72%

----------------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                     Delaware Growth Opportunities Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Year Ended
                                                                        9/30/00     9/30/99      9/30/98      9/30/97       9/30/96
Net asset value, beginning of period ..............................    $27.260      $23.070      $31.010      $31.160       $29.130

Income (loss) from investment operations:
   Net investment loss(1) .........................................     (0.227)      (0.131)      (0.160)      (0.152)       (0.123)
   Net realized and unrealized gain (loss) on investments .........     19.797        8.251       (1.910)       3.592         5.693
                                                                       ------------------------------------------------------------
   Total from investment operations ...............................     19.570        8.120       (2.070)       3.440         5.570
                                                                       ------------------------------------------------------------
Less distributions:
   Distributions from net realized gain on investments ............     (5.020)      (3.930)      (5.870)      (3.590)       (3.540)
                                                                       ------------------------------------------------------------
   Total distributions ............................................     (5.020)      (3.930)      (5.870)      (3.590)       (3.540)
                                                                       ------------------------------------------------------------

Net asset value, end of period ....................................    $41.810      $27.260      $23.070      $31.010       $31.160
                                                                       ============================================================

Total return(2) ...................................................     77.55%       39.08%       (7.99%)      12.75%        21.44%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ........................    $40,419      $19,645      $95,200     $131,319      $178,197
   Ratio of expenses to average net assets ........................      0.95%        1.07%        1.10%        1.06%         1.05%
   Ratio of net investment loss to average net assets .............     (0.61%)      (0.53%)      (0.62%)      (0.56%)       (0.44%)
   Portfolio turnover .............................................       123%         114%         115%         105%           72%

----------------------
(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

Notes to Financial Statements

September 30, 2000
--------------------------------------------------------------------------------
Delaware Group Equity Funds IV (the "Trust") is organized as a Delaware business trust and offers two funds: Delaware Growth Opportunities Fund (formerly known as Delaware DelCap Fund), and Delaware Diversified Growth Fund. These financial statements and related notes pertain to Delaware Growth Opportunities Fund (the "Fund"). Delaware Growth Opportunities Fund is a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund offers four classes of shares. The A Class carries a maximum front-end sales charge of 5.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

Delaware Growth Opportunities Fund seeks long-term capital growth.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $24,457 for the year ended September 30, 2000. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $4,463 for the year ended September 30, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Fund's investment management agreement, the Fund pays Delaware Management Company (DMC), the investment manager of the Fund, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on the average daily net assets in excess $2.5 billion. At September 30, 2000, the Fund had a liability for investment management fees payable to DMC of $177,441.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At September 30, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $20,985.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes.

At September 30, 2000, the Fund had a liability for distribution fees and other expenses payable to DMC and affiliates of $56,982.

For the year ended September 30, 2000, DDLP earned $102,266 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
During the year ended September 30, 2000, the Fund made purchases of $1,238,277,622 and sales of $1,296,243,133 of investment securities other than U.S. government securities and temporary cash investments.

At September 30, 2000, the aggregate cost of securities for federal income tax purposes was $775,284,078 and net unrealized appreciation (depreciation) for federal income tax purposes aggregated $478,178,333 of which $508,650,800 related to unrealized appreciation of securities and $30,472,467 related to unrealized depreciation of securities.

4. Capital Shares
Transactions in capital shares were as follows:

                                                              Year Ended
                                                       9/30/00         9/30/99
Shares sold:
  A Class .........................................   4,215,041       6,028,222
  B Class .........................................   1,124,104         377,577
  C Class .........................................     304,804          93,619
  Institutional Class .............................     521,545         810,624

Shares issued upon reinvestment of distributions:
  A Class .........................................   3,672,805       4,119,153
  B Class .........................................     197,273         162,175
  C Class .........................................      39,115          32,338
  Institutional Class .............................     114,528         703,826
                                                     ----------     -----------
                                                     10,189,215      12,327,534
                                                     ----------     -----------

Shares repurchased:
  A Class .........................................  (5,406,894)    (10,732,226)
  B Class .........................................    (281,853)       (316,808)
  C Class .........................................    (170,243)        (55,180)
  Institutional Class .............................    (390,013)     (4,920,826)
                                                     ----------     -----------
                                                     (6,249,003)    (16,025,040)
                                                     ----------     -----------
Net increase (decrease) ...........................   3,940,212      (3,697,506)
                                                     ==========     ===========

5. Lines of Credit

The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to one third of their net assets under the agreement. The Fund had no amounts outstanding as of September 30, 2000, or at any time during the period.

6. Securities Lending

The Fund may participate, along with other funds in the Delaware Investments Family of Funds, in a Security Lending Agreement ("Lending Agreement"). Security Loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of the securities. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top tiers by Standard & Poors Rating Group or Moody's Investor Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at September 30, 2000 was $210,814,293 and $220,105,600 respectively. Net income from securities lending was $527,331 and is included in other income on the Statement of Operations.

7. Tax Information (unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2001. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended September 30, 2000, the Fund designates distributions paid during the year as follows:

    (A)                    (B)
 Long-Term              Ordinary                 (C)
Capital Gains            Income                 Total                 (D)
Distributions         Distributions         Distributions         Qualifying
 (Tax Basis)           (Tax Basis)           (Tax Basis)         Dividends(1)
-------------         -------------         -------------        ------------
     98%                   2%                    100%                  4%

(A) and (B) are based on a percentage of the Fund's total distributions.

(D) is based on a percentage of ordinary income of the Fund.

----------------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report of Independent Auditors

--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Delaware Group Equity Funds IV - Delaware Growth Opportunities Fund

We have audited the accompanying statement of net assets of Delaware Growth Opportunities Fund (the "Fund") as of September 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Growth Opportunities Fund at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                          /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
November 10, 2000

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------

More information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.


                                BUILDING BLOCKS
                           OF A DIVERSIFIED PORTFOLIO
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH EQUITY FUNDS
--------------------------------------------
    GROWTH EQUITY FUNDS
--------------------------------------------
                                     TAX
                      TAXABLE       EXEMPT      INTERNATIONAL          ASSET
MODERATE GROWTH        BOND         BOND         AND GLOBAL         ALLOCATION
 EQUITY FUNDS          FUNDS        FUNDS           FUNDS              FUNDS
--------------------------------------------------------------------------------
                             STABILITY OF PRINCIPAL
--------------------------------------------------------------------------------

[ ] Growth of Capital               [ ] International and Global       [ ] Tax-Exempt Income
  o Technology and Innovation         o Emerging Markets Fund            o National High-Yield
      Fund                            o New Pacific Fund                     Municipal Bond Fund
  o Select Growth Fund                o Overseas Equity Fund             o Tax-Free USA Fund
  o Trend Fund                        o International Equity Fund        o Tax-Free Insured Fund
  o Growth Opportunities Fund*        o Global Equity Fund               o Tax-Free USA
  o Small Cap Value Fund              o Global Bond Fund                     Intermediate Fund
  o U.S. Growth Fund                [ ] Current Income                   o State Tax-Free Funds**
  o Tax-Efficient Equity Fund         o Delchester Fund                [ ] Stability of Principal
  o Social Awareness Fund             o High-Yield                       o Cash Reserve
[ ] Total Return                          Opportunities Fund             o Tax-Free Money Fund
  o Blue Chip Fund                    o Strategic Income Fund          [ ] Asset Allocation
  o Devon Fund                        o Corporate Bond Fund              o Foundation Funds
  o Growth and Income Fund            o Extended Duration                    Growth Portfolio
  o Decatur Equity Income Fund            Bond Fund                          Balanced Portfolio
  o REIT Fund                         o American Government                  Income Portfolio
  o Balanced Fund                         Bond Fund
                                      o U.S. Government
                                          Securities Fund
                                      o Limited-Term
                                          Government Fund


 * Formerly known as DelCap Fund.
** Available for the following states: Arizona, California, Colorado, Florida,
   Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

(C) Delaware Distributors, L.P.

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This annual report is for the information of Delaware Growth Opportunities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Growth Opportunities Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES                              Charles E. Peck                            Investment Manager
                                               Retired                                    Delaware Management Company
Wayne A. Stork                                 Fredericksburg, VA                         Philadelphia, PA
Chairman
Delaware Investments Family of Funds           Janet L. Yeomans                           International Affiliate
Philadelphia, PA                               Vice President and Treasurer               Delaware International Advisers Ltd.
                                               3M Corporation                             London, England
Walter P. Babich                               St. Paul, MN
Board Chairman                                                                            National Distributor
Citadel Constructors, Inc.                                                                Delaware Distributors, L.P.
King of Prussia, PA                            AFFILIATED OFFICERS                        Philadelphia, PA

David K. Downes                                Charles E. Haldeman, Jr.                   Shareholder Servicing, Dividend
President and Chief Executive Officer          President and Chief Executive Officer      Disbursing and Transfer Agent
Delaware Investments Family of Funds           Delaware Management Holdings, Inc.         Delaware Service Company, Inc.
Philadelphia, PA                               Philadelphia, PA                           Philadelphia, PA

John H. Durham                                 Richard J. Flannery                        1818 Market Street
Private Investor                               Executive Vice President                   Philadelphia, PA 19103-3682
Horsham, PA                                    and General Counsel
                                               Delaware Investments Family of Funds
Anthony D. Knerr                               Philadelphia, PA
Consultant, Anthony Knerr & Associates
New York, NY                                   Bruce D. Barton
                                               President and Chief Executive Officer
Ann R. Leven                                   Delaware Distributors, L.P.
Former Treasurer, National Gallery of Art      Philadelphia, PA
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN
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(3971)                                                        Printed in the USA
AR-016 [09/00] PPL 11/00                                                 (J6483)